EXHIBIT NO. 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Form 10-K of Colony Bankcorp, Inc. for the year ended December 31, 2002, I, James D. Minix, Chief Executive Officer of Colony Bankcorp, Inc., hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) such Form 10-K for the year ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-K for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Colony Bankcorp, Inc.

/s/ James D. Minix

James D. Minix Chief Executive Officer

EXHIBIT NO. 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Form 10-K of Colony Bankcorp, Inc. for the year ended December 31, 2002, I, Terry L. Hester, Chief Executive Officer of Colony Bankcorp, Inc., hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) such Form 10-K for the year ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-K for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Colony Bankcorp, Inc.

/s/ Terry L. Hester

Terry L. Hester Chief Executive Officer